CERTIFICATION PURSUANT TO 18 U.S.C.

Exhibits 99.1

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section

906 of the Sarbanes-Oxley Act of 2002

In connection with the Registration Statement on Form 20-F of Dove Energy Inc., a company organized under the laws of under the laws of Ontario, Canada (the “Company”), for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Registration Statement”), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to such officer’s knowledge, that:

1.	the Registration Statement fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Registration Statement fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Registration Statement.

By:	/S/ Kene Ufondu
Kene Ufondu Chief Executive Officer

Date: March 12, 2009